UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22095

Morgan Stanley Global Long/Short Fund P

(Exact Name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (212) 296-6970

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

Item 1.	Schedule of Investments.

The Registrant invests substantially all of its assets in Morgan Stanley Global Long/Short Fund A (CIK 0001406731, Investment Company Act file number 811-22094, the “Master Fund”). As of September 30, 2010, the Registrant invested $181,304,278 in the Master Fund, representing 100.12% of the Registrant’s net assets (offset by approximately -0.12% of net liabilities and other assets), and representing 76.64% of the Master Fund’s net assets. The Master Fund has included a schedule of investments as of September 30, 2010, in its filing on Form N-Q made with the Securities and Exchange Commission on November 19, 2010.

Notes to Schedule of Investments

Portfolio Valuation

Morgan Stanley Global Long/Short Fund P (the “Fund”) is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in the Master Fund. The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate interest in the net assets of the Master Fund.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem its investment in the Master Fund at net asset value as of the measurement date or within the near term, short-term investments valued at amortized cost)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem its investment in the Master Fund at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Master Fund or other financial instruments and not the underlying holdings of the Master Fund or other financial instruments. Thus, the inputs used by the Fund to value its investments in the Master Fund or other financial instruments may differ from the inputs used to value the underlying holdings of the Master Fund or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2 or 3, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2010 to September 30, 2010, the Fund did not have any transfers between Levels 1 and 2.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment in Master Fund	$—	$—	$181,304,278	$181,304,278

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Master Fund
Balance as of December 31, 2009	$155,587,920
Net realized gain (loss)	(611,181)
Net change in unrealized appreciation/depreciation	(71,670)
Purchases	41,567,000
Distributions/sales	(15,167,791)
Transfers into or out of Level 3	—

Balance as of September 30, 2010	$181,304,278

Net change in unrealized appreciation/depreciation from Level 3 investments still held as of September 30, 2010	$(71,670)

In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosure about fair value measurements that added new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarified existing disclosure requirements relating to the levels of disaggregation for fair value measurements and inputs and valuation techniques used to measure fair value. Effective January 1, 2010, the Fund adopted such amended guidance.

Item 2.	Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in the form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes or corrective actions during the Registrant’s third fiscal quarter with regard to significant deficiencies or material weaknesses in the Registrant’s internal controls over financial reporting or in other factors that could materially affect the Registrant’s internal controls over financial reporting.

Item 3.	Exhibits

(a)	Certifications of Principal Executive Officer and Principal Financial Officer attached to the report as part of EX-99. CERT.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused his report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Global Long/Short Fund P

By:	/s/ JACQUES CHAPPUIS
Name:	Jacques Chappuis
Title:	Principal Executive Officer
Date:	November 19, 2010

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JACQUES CHAPPUIS
Name:	Jacques Chappuis
Title:	Principal Executive Officer
Date:	November 19, 2010

By:	/s/ NOEL LANGLOIS
Name:	Noel Langlois
Title:	Principal Financial Officer
Date:	November 19, 2010